UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

January 18, 2005
Date of report (Date of earliest event reported)

Magic Lantern Group, Inc.
(Exact name of registrant as specified in its charter)

New York	1-9502	13-3016967

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (905) 827-2755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01

Changes in Registrant's Certifying Accountant

On January 18, 2005, the audit committee of the Company recommended and approved the engagement of Carlin, Charron & Rosen LLP of Westborough, Massachusetts as the principal accountant to audit the Company's financial statements for the fiscal year ended December 31, 2004.  Such engagement is subject to the successful completion of customary background checks that have not yet been finalized.  The Company has not consulted with Carlin, Charron & Rosen LLP on any matter prior to this proposed engagement.  A Current Report on Form 8-K will be filed in accordance with Item 4.01 following the consummation of the engagement.  As a result, Mahoney Cohen & Company, CPA, P.C. ("Mahoney Cohen") was notified on January 18, 2005 that its services would not be required in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2 004.

Except as described in the following sentence, the reports of Mahoney Cohen on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The report of Mahoney Cohen on the financial statements of the Company for the fiscal year ended December 31, 2003 expressed substantial doubt regarding the Company's ability to continue as a going concern.

In addition, during the Company's two most recent fiscal years and through January 19, 2005, there was no disagreement with Mahoney Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Mahoney Cohen, would have caused Mahoney Cohen to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has provided Mahoney Cohen with a copy of this disclosure and requested a letter addressed to the Commission stating whether or not Mahoney Cohen agrees with the statements of the Company set forth herein.  Such letter is filed herewith as Exhibit 16.1

ITEM 9.01

Financial Statements and Exhibits .

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

16.1	Letter from Mahoney Cohen & Company, CPA, P.C.

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGIC LANTERN GROUP, INC.
Date: January 24, 2005
By: /s/ Ron Carlucci Ron Carlucci Chief Financial Officer

Exhibit Index

Exhibit	Description

16.1	Letter from Mahoney Cohen & Company, CPA, P.C.